United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K filed on March 5, 2009)

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 20, 2010 (October 2, 2009)

Hollywood Entertainment EDU
Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53069	26-1702585
(State of incorporation)	(Commission File Number)	(IRS Employer Number)

9660 Flair Drive, Suite 408 El Monte, California	91731
(Address of principal executive offices)	Zip Code

310-990-2590
(Registrant’s telephone number, including area code)
1875 Century Park East, Suite 700 Los Angeles, CA 90067 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K file by Hollywood Entertainment EDU Holding, Inc. on March 5, 2009.

Item 4.01    Changes in Registrant’s Certifying Accountant.

On October 2, 2009 Hollywood Entertainment EDU Holding, Inc (“the Company”) received notice that its current auditors, Rotenberg and Co., LLP, had resigned in connection with their merger with EFP Group. The Company has engaged the new firm resulting from the merger, EFP Rotenberg, LLP, to continue as the Company’s independent registered public accounting firm. All of the partners and employees of Rotenberg and Co., LLP and EFP Group have joined the new firm, EFP Rotenberg, LLP.

The reports of Rotenberg and Co., LLP as of and for the years ended December 31,2008 and 2007 and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP, there were no disagreements with Rotenberg and Co., LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg would have caused it to make reference to such disagreements in its reports.

On January 20, 2010, with the approval of the Audit Committee of the Company’s Board of Directors, EFP Rotenberg, LLP was engaged as the Company’s independent registered public accountant effective concurrent with the merger. Prior to such engagement, during the two most recent fiscal years, the Company has not consulted with EFP Rotenberg, LLP on any matter.

The Company provided Rotenberg and Co., LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Rotenberg and Co., LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statement and, if it does not agree, the respects in which it does not agree, a copy of which if filed as an Exhibit herewith.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Predecessor Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2010

HOLLYWOOD ENTERTAINMENT EDU HOLDING, INC.

/s/ Hollis Liu
Hollis Liu
President and Chief Executive Officer